Exhibit 99.2
ThredUp Inc.
Fourth Quarter and Full Year 2023 Supplemental Financials

Key Financial Metrics for the Quarter
•Revenue of $81.4 million
◦vs. $71.3 million in 4Q22
◦Growth of 14.1% YoY
•Gross profit of $50.4 million
◦vs. $45.0 million in 4Q22
◦Growth of 12.0% YoY
•Gross margin of 61.9%
◦vs. 63.1% in 4Q22
•GAAP net loss of $14.6 million
◦vs. net loss of $19.5 million in 4Q22
•Adjusted EBITDA loss of $2.1 million
◦vs. loss of $5.8 million in 4Q22
•Adjusted EBITDA loss margin of 2.6%
◦vs. loss margin of 8.2% in 4Q22
•Cash, cash equivalents, restricted cash and short-term marketable securities were $69.6 million at the quarter end
•Total quarter Active Buyers of 1.797 million
◦vs. 1,651 in 4Q22
◦An increase of 8.8% YoY
•Total Orders of 1.807 million
◦vs. 1.545 million in 4Q22
◦An increase of 17.0% YoY
Key Financial Metrics for the Full Year 2023
•Revenue of $322.0 million
◦vs. $288.4 million in FY 2022
◦Growth of 11.7% YoY
•Gross profit of $213.8 million
◦vs. $192.3 million in FY 2022
◦Growth of 11.2% YoY
•Gross margin of 66.4%
◦vs. 66.7% in FY 2022
•GAAP net loss of $71.2 million
◦vs. net loss of $92.3 million in FY 2022
•Adjusted EBITDA loss of $17.4 million
◦vs. loss of $43.4 million in FY 2022
•Adjusted EBITDA loss margin of 5.4%
◦vs. loss margin of 15.0% in FY 2022
•Total Orders of 6.910 million
◦vs. 6.507 million in FY 2022
◦Growth of 6.2% YoY
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.
Financial Outlook
For first quarter 2024, ThredUp expects:
•Revenue in the range of $79.0 million to $81.0 million
•Gross margin in the range of 68.5% to 70.5%
•Adjusted EBITDA loss margin in the range of 3.0% to 1.0%
•Depreciation and amortization of approximately $5.0 million
•Stock-based compensation of approximately $7.5 million
•Weighted-average shares of approximately 110 million
For fiscal year 2024, ThredUp expects:
•Revenue in the range of $340.0 million to $350.0 million
•Gross margin in the range of 69.5% to 71.5%
•Adjusted EBITDA margin in the range of 0.5% to 1.5%
•Depreciation and amortization of approximately $19.8 million
•Stock-based compensation of approximately $33.0 million
•Weighted-average shares of approximately 114 million

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Revenue:
Consignment	$47,435	$48,536	$41,553	$37,470	$46,479	$53,415	$57,838	$55,877
Product	25,260	27,885	26,392	33,848	29,443	29,243	24,211	25,516
Total revenue	72,695	76,421	67,945	71,318	75,922	82,658	82,049	81,393
Cost of revenue:
Consignment	10,049	10,218	9,087	7,661	9,220	9,580	10,131	10,801
Product	12,418	13,555	14,362	18,691	15,609	17,346	15,291	20,239
Total cost of revenue	22,467	23,773	23,449	26,352	24,829	26,926	25,422	31,040
Gross profit	50,228	52,648	44,496	44,966	51,093	55,732	56,627	50,353
Gross margin % of revenue	69.1%	68.9%	65.5%	63.1%	67.3%	67.4%	69.0%	61.9%
Operating expenses:
Operations, product and technology	39,161	43,961	38,702	33,818	38,347	39,771	40,355	38,239
Marketing	16,978	19,640	14,752	12,999	16,870	18,643	19,406	11,354
Sales, general and administrative	14,664	17,380	15,232	14,538	16,059	16,030	15,058	15,510
Total operating expenses	70,803	80,981	68,686	61,355	71,276	74,444	74,819	65,103
Operating expenses % of revenue	97.4%	106.0%	101.1%	86.0%	93.9%	90.1%	91.2%	80.0%
Operating loss	(20,575)	(28,333)	(24,190)	(16,389)	(20,183)	(18,712)	(18,192)	(14,750)
Operating loss % of revenue	(28.3)%	(37.1)%	(35.6)%	(23.0)%	(26.6)%	(22.6)%	(22.6)%	(18.1)%
Interest expense	(423)	(238)	(103)	(41)	(77)	(721)	(732)	(709)
Other income (expense), net	303	181	624	(3,065)	476	685	845	841
Loss before income taxes	(20,695)	(28,390)	(23,669)	(19,495)	(19,784)	(18,748)	(18,079)	(14,618)
Provision (benefit) for income taxes	13	9	9	4	9	12	3	(5)
Net loss	$(20,708)	$(28,399)	$(23,678)	$(19,499)	$(19,793)	$(18,760)	$(18,082)	$(14,613)
Net loss margin	(28.5)%	(37.2)%	(34.8)%	(27.3)%	(26.1)%	(22.7)%	(22.0)%	(18.0)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Net loss	$(20,708)	$(28,399)	$(23,678)	$(19,499)	$(19,793)	$(18,760)	$(18,082)	$(14,613)
Stock-based compensation expense	3,523	10,058	7,177	6,059	9,391	7,628	7,888	6,775
Depreciation and amortization	3,271	3,407	3,539	3,816	3,681	4,836	5,364	4,851
Interest expense	423	238	103	41	77	721	732	709
Severance and other	311	1,076	1,809	(14)	—	551	507	138
Provision (benefit) for income taxes	13	9	9	4	9	12	3	(5)
Acquisition and offering-related expenses	204	70	—	—	—	—	—	—
Impairment of non-marketable equity investment	—	—	—	3,750	—	—	—	—
Adjusted EBITDA loss	$(12,963)	$(13,541)	$(11,041)	$(5,843)	$(6,635)	$(5,012)	$(3,588)	$(2,145)
Adjusted EBITDA loss margin	(17.8)%	(17.7)%	(16.2)%	(8.2)%	(8.7)%	(6.1)%	(4.4)%	(2.6)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Operations, product and technology	$39,161	$43,961	$38,702	$33,818	$38,347	$39,771	$40,355	$38,239
Marketing	16,978	19,640	14,752	12,999	16,870	18,643	19,406	11,354
Selling, general and administrative	14,664	17,380	15,232	14,538	16,059	16,030	15,058	15,510
Total operating expenses	70,803	80,981	68,686	61,355	71,276	74,444	74,819	65,103
Less: Stock-based compensation expense	(3,523)	(10,058)	(7,177)	(6,059)	(9,391)	(7,628)	(7,888)	(6,775)
Total non-GAAP adjusted operating expenses	$67,280	$70,923	$61,509	$55,296	$61,885	$66,816	$66,931	$58,328
Non-GAAP adjusted operating expenses % of revenue	92.6%	92.8%	90.5%	77.5%	81.5%	80.8%	81.6%	71.7%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Operations, product and technology	$1,392	$3,970	$2,480	$2,193	$3,671	$2,913	$2,858	$2,625
Marketing	333	1,226	818	767	1,205	923	1,264	392
Selling, general and administrative	1,798	4,862	3,879	3,099	4,515	3,792	3,766	3,758
Total stock-based compensation expense	$3,523	$10,058	$7,177	$6,059	$9,391	$7,628	$7,888	$6,775

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$50,739	$51,073	$68,552	$56,084
Marketable securities	42,733	25,856	5,575	8,100
Accounts receivable, net	4,232	3,782	5,993	7,813
Inventory	20,933	20,362	18,173	15,687
Other current assets	6,338	8,238	7,199	6,204
Total current assets	124,975	109,311	105,492	93,888
Operating lease right-of-use assets	45,180	45,265	43,090	42,118
Property and equipment, net	95,806	93,786	90,270	87,672
Goodwill	11,805	11,756	11,455	11,957
Intangible assets	10,044	9,346	8,460	8,156
Other assets	6,960	6,867	6,621	6,176
Total assets	$294,770	$276,331	$265,388	$249,967
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$12,747	$8,780	$12,426	$9,457
Accrued and other current liabilities	47,976	43,334	40,225	35,934
Seller payable	17,868	19,471	21,516	21,495
Operating lease liabilities, current	5,792	5,834	6,383	5,949
Current portion of long-term debt	3,882	3,830	3,834	3,838
Total current liabilities	88,265	81,249	84,384	76,673
Operating lease liabilities, non-current	47,521	47,356	45,257	44,621
Long-term debt, net of current portion	24,831	23,928	22,968	22,006
Other non-current liabilities	3,066	3,200	3,231	2,750
Total liabilities	163,683	155,733	155,840	146,050
Commitments and contingencies
Stockholders’ equity:
Common stock	10	11	11	11
Additional paid-in capital	561,577	569,780	577,740	585,156
Accumulated other comprehensive loss	(3,080)	(3,013)	(3,941)	(2,375)
Accumulated deficit	(427,420)	(446,180)	(464,262)	(478,875)
Total stockholders’ equity	131,087	120,598	109,548	103,917
Total liabilities and stockholders’ equity	$294,770	$276,331	$265,388	$249,967

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Cash flows from operating activities:
Net loss	$(19,793)	$(18,760)	$(18,082)	$(14,613)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,681	4,836	5,364	4,851
Stock-based compensation expense	9,391	7,628	7,888	6,775
Reduction in carrying amount of right-of-use assets	1,207	1,970	1,611	1,567
Other	41	250	(232)	798
Changes in operating assets and liabilities:
Accounts receivable, net	1,010	(94)	(2,289)	(1,753)
Inventory	(3,157)	487	1,797	3,082
Other current and non-current assets	22	(721)	1,754	125
Accounts payable	4,102	(3,925)	3,872	(2,352)
Accrued and other current liabilities	(1,851)	101	(2,581)	(4,761)
Seller payable	1,696	1,605	2,057	(46)
Operating lease liabilities	(2,062)	(2,178)	(1,186)	(1,669)
Other non-current liabilities	1,255	(1,580)	250	21
Net cash provided by (used in) operating activities	(4,458)	(10,381)	223	(7,975)
Cash flows from investing activities:
Purchases of marketable securities	—	(7,878)	(1,973)	(8,064)
Maturities of marketable securities	24,579	24,900	22,500	5,600
Purchases of property and equipment	(5,679)	(6,613)	(1,483)	(2,209)
Net cash provided by (used in) investing activities	18,900	10,409	19,044	(4,673)
Cash flows from financing activities:
Repayment of debt	(1,000)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	446	1,690	1,625	1,401
Payments of withholding taxes on stock-based awards	(638)	(1,247)	(1,859)	(1,021)
Net cash used in financing activities	(1,192)	(557)	(1,234)	(620)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(540)	864	(554)	162
Net change in cash, cash equivalents and restricted cash	12,710	335	17,479	(13,106)
Cash, cash equivalents and restricted cash, beginning of period	44,051	56,761	57,096	74,575
Cash, cash equivalents and restricted cash, end of period	$56,761	$57,096	$74,575	$61,469

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers love ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 172 million unique secondhand items from 55,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the first quarter and full year of 2024; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of inflationary pressures, increased interest rates, climate change and general global economic uncertainty on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or restructuring activities; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; and our ability to attract new Active Buyers.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Operating Metrics
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.
Non-GAAP Financial Measures
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA loss, Adjusted EBITDA loss margin, and Non-GAAP operating expenses. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA loss, Adjusted EBITDA loss margin, and non-GAAP operating expenses, our non-GAAP financial measures, are useful in evaluating our operating performance. We use Adjusted EBITDA loss, Adjusted EBITDA loss margin, and Non-GAAP operating expenses to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA loss, Adjusted EBITDA loss margin, and Non-GAAP operating expenses, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA loss, Adjusted EBITDA loss margin, and Non-GAAP operating expenses are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies.
A reconciliation is provided above for Adjusted EBITDA loss to net loss and Non-GAAP operating expenses to total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA loss as net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, severance and other, provision (benefit) for income taxes, impairment of non-marketable equity investment and acquisition and offering-related expenses. Non-GAAP operating expenses are operating expenses adjusted to exclude stock-based compensation expense.

Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA loss to net loss. ThredUp is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA loss to net loss because certain items are out of ThredUp’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA loss in order to calculate forward-looking Adjusted EBITDA loss margin is not available without unreasonable effort. However, for the first quarter of 2024 and full year 2024, depreciation and amortization is expected to be $5.0 million and $19.8 million, respectively. In addition, for the first quarter of 2024 and full year 2024, stock-based compensation expense is expected to be $7.5 million and $33.0 million, respectively. These items are uncertain, depend on various factors, and could result in the projected net loss being materially less than indicated by the currently estimated Adjusted EBITDA margin.